                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant     /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement             / /  Confidential, for Use of the
                                                 Commission Only
/X/ Definitive Proxy Statement

/ / Definitive Additional Materials              (as permitted by Rule 14a-6(e)(2))

/ / Soliciting Material Under Rule 14a-12

                         Peoples Community Bancorp, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: _______

    (2) Aggregate number of securities to which transaction applies: _______

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):____________
        ______________________________________________________________________

    (4) Proposed maximum aggregate value of transaction: ____________________

    (5) Total fee paid: ____________________________________

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid: __________________________________________

    (2) Form, schedule or registration statement no.: ____________________

    (3) Filing party: ____________________________________________________

    (4) Date filed: ______________________________________________________

                         [PEOPLES COMMUNITY BANCORP, INC. LOGO]


                                                                January 28, 2002


Dear Stockholder:

         You are cordially invited to attend the second Annual Meeting of Stockholders of Peoples Community Bancorp, Inc. The meeting will be held at the main office of Peoples Community Bank located at 6100 West Chester Road, West Chester, Ohio 45069, on Wednesday, February 27, 2002 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Peoples Community Bancorp, Inc. is sincerely appreciated.

                                         Very truly yours,

                                         /s/ Jerry D. Williams
                                         -------------------------------------
                                         Jerry D. Williams
                                         President and Chief Executive Officer

                         PEOPLES COMMUNITY BANCORP, INC.
                             6100 WEST CHESTER ROAD
                            WEST CHESTER, OHIO 45069
                                 (513) 870-3530

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 27, 2002

                                 ---------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Peoples Community Bancorp, Inc. (the "Company") will be held at the main office of Peoples Community Bank located at 6100 West Chester Road, West Chester, Ohio 45069, on Wednesday, February 27, 2002 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect three directors for a three-year term expiring in 2005 and one director for a two-year term expiring in 2004 and until their successors are elected and qualified;

         (2) To reincorporate the Company in Maryland;

         (3) To ratify the appointment by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending September 30, 2002; and

         (4) To transact such other business as may properly come before the meeting or at any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed January 18, 2002 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ John E. Rathkamp
                                          ------------------------------------
                                          John E. Rathkamp
                                          Corporate Secretary

West Chester, Ohio
January 28, 2002


- --------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT
YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE
EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING
OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
- --------------------------------------------------------------------------------

                         PEOPLES COMMUNITY BANCORP, INC.

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                FEBRUARY 27, 2002

         This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of Peoples Community Bancorp, Inc. (the "Company"), the parent holding company of Peoples Community Bank (the "Bank"). The Company acquired all of the Bank's common stock issued in connection with the conversion of the Bank into a federal stock form savings bank (the "Conversion") in March 2000. Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Bank's main office located at 6100 West Chester Road, West Chester, Ohio, on Wednesday, February 27, 2002 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about January 28, 2002.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for the reincorporation of the Company in Maryland, for ratification of the appointment of Grant Thornton LLP for fiscal 2002, and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Mr. John E. Rathkamp, Corporate Secretary, Peoples Community Bancorp, Inc., 6100 West Chester Road, West Chester, Ohio 45069); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                     VOTING

         Only stockholders of record at the close of business on January 18, 2002 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Voting Record Date, there were 2,483,733 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares of the Company entitled to vote represented in person or by proxy) present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of a majority of the outstanding shares of the Company's common stock is required for approval of the proposal to reincorporate the Company in Maryland. Under rules of the New York Stock Exchange, the reincorporation proposal is not considered "discretionary" and, accordingly, a brokerage firm may not vote on this matter without instructions from the beneficial owner and for which there may be broker non-votes. Because of the vote required, abstentions and broker non-votes will have the same effect as a vote against the reincorporation proposal. The affirmative vote of a majority of the total votes present in person and by proxy is required to ratify the appointment of the independent auditors. The proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

                INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                             AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Certificate of Incorporation of the Company provides that the Board of Directors is divided into three classes as nearly equal in number as possible. The directors are elected by the stockholders of the Company for staggered terms, or until their successors are elected and qualified.

         At the annual meeting, stockholders of the Company will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2005 and one director for a two-year term expiring in 2004 and until their successors are elected and qualified. During 2001, Messrs. Richard
S. Johnston and Zane M. Brant retired as directors of the Company and the Bank. In order to comply with requirements of the Certificate of Incorporation, Mr. John E. Rathkamp has been nominated for a term expiring in 2004. No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption. Each nominee currently serves as a director of the Company and the Bank.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted FOR the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The following tables present information concerning the nominees for director of the Company and directors whose terms are continuing, including tenure as a director. Ages are reflected as of September 30, 2001.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2005

                                                                                                       Director
            Name                 Age          Principal Occupation During the Past Five Years            Since
- ------------------------------   ---      --------------------------------------------------------     --------
Donald L. Hawke                   69      Director; Director of Peoples Community Bank since 1987.      2000
                                          Retired.

James R. Van DeGrift              62      Director; Director of Peoples Community Bank since 1994.      2000
                                          Trustee of Turtlecreek Township in Lebanon, Ohio since
                                          1992. Previously, athletic director and a teacher at
                                          Lebanon High School.

Thomas J. Noe                     41      Director, Chief Financial Officer and Treasurer of the        2000
                                          Company and Peoples Community Bank since 2000. Prior
                                          thereto, Managing Officer of The Oakley Improved Building
                                          and Loan Company in Cincinnati, Ohio, since August 1999.
                                          Between January 1994 and May 1999, Mr. Noe served as the
                                          Chief Financial Officer for Enterprise Federal Bancorp,
                                          Inc., a unitary savings and loan holding company for
                                          Enterprise Federal Savings Bank, West Chester, Ohio.

             NOMINEE FOR DIRECTOR FOR A TWO-YEAR TERM EXPIRING IN 2004

                                                                                                       Director
            Name                 Age          Principal Occupation During the Past Five Years            Since
- ------------------------------   ---      --------------------------------------------------------     --------
John E. Rathkamp                  58      Director, Chief Lending Officer and Secretary of the           2000
                                          Company and Peoples Community Bank
                                          since 2000. Prior thereto, at Harvest
                                          Home Savings Bank located in Cheviot,
                                          Ohio: President since 1991; Secretary
                                          and Managing Officer since 1976;
                                          Director since 1971; and President of
                                          Harvest Home Financial Corporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                      DIRECTORS WHOSE TERMS ARE CONTINUING

DIRECTORS WITH A TERM EXPIRING IN 2003

                                                                                                       Director
            Name                 Age          Principal Occupation During the Past Five Years            Since
- ------------------------------   ---      --------------------------------------------------------     --------
Jerry D. Williams                 52      Director, President and Chief Executive Officer of the         2000
                                          Company; President and Chief Executive
                                          Officer of Peoples Community Bank
                                          since June 1998; Director of Peoples
                                          Community Bank since 1980. Previously
                                          served as Managing Officer and Chief
                                          Executive Officer from 1979 to 1998.

John L. Buchanan                  52      Director; Director of Peoples Community Bank since 1996.       2000
                                          President of Buchanan's Power Equipment Center, Inc., a
                                          John Deere dealership located in Lebanon, Ohio which he
                                          has operated since 1971.

Nicholas N. Nelson                55      Director; Director of Peoples Community Bank since 1990.       2000
                                          County Auditor for Warren County, Ohio, serving in such
                                          position since March 1987.


DIRECTOR WITH A TERM EXPIRING IN 2004

                                                                                                       Director
            Name                 Age          Principal Occupation During the Past Five Years            Since
- ------------------------------   ---      --------------------------------------------------------     --------
Paul E. Hasselbring               77      Director and Chairman of the Board; Chairman of the            2000
                                          Board of Peoples Community Bank since 1990; and Director
                                          of Peoples Community Bank since 1967. Currently, part-time at King, Hasselbring & Assoc. since November 1996.
                                          Previously, senior partner with Hasselbring & Assoc., an
                                          engineering firm located in Lebanon, Ohio from 1951 to
                                          1996.

DIRECTOR NOMINATIONS; MEETINGS OF THE BOARD OF THE COMPANY

         Nominations for director of the Company are made by the Board of Directors of the Company. During the fiscal year ended September 30, 2001, the Board of Directors of the Company met ten times. No director of the Company attended fewer than 75% of the aggregate of the total number of board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the board on which he served during the periods that he served.

STOCKHOLDER NOMINATIONS

         Article IV, Section 4.15 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or a committee appointed by the board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the secretary of the Company. Generally, to be timely, a stockholder's notice must be made in writing and delivered to the secretary of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials in connection with the preceding annual meeting of stockholders of the Company. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. In connection with this second annual meeting, any such nomination by a stockholder must have been delivered or received no later than the close of business on October 1, 2001. The Company did not receive any nominations.

DIRECTORS' COMPENSATION

         During the fiscal year ended September 30, 2001, each member of the Board of Directors was paid $1,500 per month. Board members were not paid separate compensation for meetings of the Bank or committee meetings.

         The Bank maintains an unfunded, non-qualified, deferred compensation arrangement to provide retirement benefits to its Board of Directors. The benefits are based on years of services and director compensation during the year preceding retirement. The plan also provides for death benefit payments to a surviving spouse, beneficiaries or the estate of the director. The Bank has elected not to establish a trust for the holding or investing of assets. Pension accruals for the plan are not deductible for federal income tax purposes until benefits are paid. Accruals are intended to provide not only for the benefits attributed to service to date but also for those expected to be earned in the future.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is information with respect to the principal occupations during the last five years for the four executive officers of the Company and the Bank who do not serve as directors of the Company. Ages are reflected as of September 30, 2001.


             Name                     Age                 Principal Occupation During the Past Five Years
- -----------------------------------   ---        -------------------------------------------------------------------
Jerry Boate                            58        Has served as Senior Vice President of the Company and the Bank since May 2000. Previously, Mr. Boate was Executive Vice President
                                                 of SunTrust Bank, Miami, Florida.


Dennis J. Slattery                     49        Currently serves as Senior Vice President of the Company and the
                                                 Bank. Previously, Mr. Slattery was the Executive Vice President
                                                 and Treasurer of Harvest Home Financial Corporation, Cheviot, Ohio.


             Name                     Age                 Principal Occupation During the Past Five Years
- -----------------------------------   ---        -------------------------------------------------------------------
Teresa O'Quinn                         42        Has served as Vice President of the Company and the Bank since
                                                 March 2000. Previously, Ms. O'Quinn was Vice President of Harvest
                                                 Home Savings Bank, Cheviot, Ohio.

Lori M. Henn                           38        Currently serves as Vice President of the Company and the Bank and as compliance officer of the Bank.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Securities Exchange Act requires the officers and directors, and persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's common stock.

         Other than as set forth below, based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, the fiscal year ended September 30, 2001, the Company's officers and directors complied in all respects with the reporting requirements promulgated under
Section 16(a) of the Securities Exchange Act. The directors and executive officers were late in reporting the receipt of options and shares of Common Stock pursuant to the Company's stock benefit plans.

COMMITTEES

         The Board of Directors of the Company has established an Audit Committee and Compensation and Benefits Committee. Nominations for director of the Company are made by the full Board of Directors of the Company.

         AUDIT COMMITTEE. The primary purpose of the audit committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The audit committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The audit committee is comprised of three or more outside directors, and currently consists of Messrs. Hasselbring, Hawke, Nelson, Van DeGrift and Buchanan.

         The members of the audit committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc.'s listing standards. The audit committee meets on an as needed basis and met once in fiscal 2001. On May 12, 2000, the Board of Directors adopted an audit committee charter which is attached hereto as Appendix A.

                          REPORT OF THE AUDIT COMMITTEE

         The audit committee has reviewed and discussed the audited financial statements with management. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

              Paul E. Hasselbring             Nicholas N. Nelson
              Donald L. Hawke                 James R. Van DeGrift
              John L. Buchanan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

         It is the responsibility of the Compensation and Benefits Committee (the "Compensation Committee") of the Board of Directors to institute a program which effectively provides incentive for executive management to lead the Company to its full potential. In fiscal 2001, directors appointed to this committee were Messrs. Hasselbring, Hawke, Nelson, Van DeGrift and Buchanan. No member of the compensation committee is a current officer or employee of the Company, the Bank or any of its subsidiaries. The compensation committee met once in fiscal 2001. The report of the Compensation Committee with respect to compensation and benefits for the President and Chief Executive Officer and all other executive officers is set forth below.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee's principal responsibility is to assist the Company and the Bank by implementing and overseeing a plan that provides incentive for executive management to help ensure the Company reaches its full potential. Efforts include assistance in recruiting and retaining qualified management, motivating its executives to achieve goals as outlined in the Company's business plan, and ensuring that appropriate executive compensation is aligned with the Company's overall objective of enhancing stockholder value.

         Some of the factors considered in establishing base salary levels for the Company's and the Bank's senior officers included the financial performance of the Company, including net income and various financial ratios, and the additional responsibilities associated with being a public company. The Compensation Committee also reviewed and approved salary increases and bonuses as recommended by the Bank's senior officers for the Bank's other officers and employees.

         Mr. Williams' base salary increased 3.5% and his bonus increased $6,350 during the fiscal year 2001. The Compensation Committee also provided for an average 3.5% salary increase for the other senior officers. All issues pertaining to executive compensation are submitted to the full Board of Directors for their approval. No officer or employee participated in the review of his or her respective compensation.

              Paul E. Hasselbring             Nicholas N. Nelson
              Donald L. Hawke                 James R. Van DeGrift
              John L. Buchanan

PERFORMANCE GRAPH

         The following graph demonstrates comparison of the cumulative total returns for the Common Stock of the Company, the NASDAQ Composite Index and the SNL Securities Thrift Index for the period commencing on March 30, 2000, the day the Common Stock began trading on the Nasdaq, to the close of trading on December 31, 2001.

                         PEOPLES COMMUNITY BANCORP, INC.





                        [TOTAL RETURN PERFORMANCE GRAPH]


                           TOTAL RETURN PERFORMANCE**






                                                                  PERIOD ENDING
- ----------------------------------------------------------------------------------------------------------
INDEX                                                   03/30/00  06/30/00   12/31/00  06/30/01  12/31/01
- ----------------------------------------------------------------------------------------------------------
Peoples Community Bancorp, Inc.                          $100.00    $90.71    $134.42   $124.58   $180.98
- ----------------------------------------------------------------------------------------------------------
NASDAQ*                                                   100.00     89.22      54.97     48.37     43.62
- ----------------------------------------------------------------------------------------------------------
SNL $250M-$500M Thrift Index                              100.00    103.90     120.50    148.43    171.40
- ----------------------------------------------------------------------------------------------------------

- -----------------
* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002. Used with permission. All rights reserved.
**       Source: SNL Securities, LC

         The above graph represents $100 invested in the Common Stock at $10.00 per share on March 30, 2000, the date it commenced trading on the Nasdaq.

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth a summary of certain information concerning the compensation paid by the Company (including amounts deferred to future periods by the officers) for services rendered in all capacities during the fiscal years ended September 30, 2001, 2000 and 1999 to the President and Chief Executive Officer of the Company. No other officers of the Company received compensation in excess of $100,000 during fiscal 2001.

====================== ========= ========================================== ============================ =================
                                            Annual Compensation               Long Term Compensation
- ---------------------- --------- ------------ ----------- ----------------- ----------------------------
                                                                                      Awards
                                                                            ----------------------------
                                                               Other         Restricted     Securities
      Name and          Fiscal                                 Annual           Stock       Underlying       All Other
  Principal Position     Year     Salary(1)     Bonus     Compensation(3)     Awards(4)      Options      Compensation(5)
- ---------------------- --------- ------------ ----------- ----------------- -------------- ------------- -----------------
Jerry D. Williams        2001    $116,133       $20,000       $  --           $18,802          3,119         $    --
President and Chief      2000     141,367(2)     13,650          --               --             --            12,354
Executive Officer        1999     100,547        13,350          --               --             --               --
====================== ========= ============ =========== ================= ============== ============= =================

- ---------------
(1) Includes directors' fees of $18,000, $15,075 and $11,700 in fiscal 2001, 2000 and 1999, respectively.

(2) Includes a payment of approximately $22,000 for prior accumulated and unused sick days and $3,100 as an adjustment for health care benefits.

(3) Does not include amounts attributable to miscellaneous benefits received by the named executive officer, including the payment of club membership dues. The costs to the Company of providing such benefits to the named executive officer during the year ended September 30, 2001 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(4) Reflects the value of shares of restricted stock on the date of grant granted pursuant to the Recognition and Retention Plan (the "Recognition Plan"). Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted Common Stock are held in the Recognition Plan Trust and paid to the recipient when the restricted stock is earned. As of September 30, 2001, Mr. Williams had 1,343 shares of unearned restricted stock which had a fair market value of $20,817.

(5) Represents the fair market value on September 30, 2000 of a share of Common Stock ($12.00) multiplied by the 1,029.5 shares allocated to the Employee Stock Ownership Plan ("ESOP") account of Mr. Williams during fiscal 2000. Fiscal 2001 allocations were not available as of January 18, 2002.

EMPLOYMENT AGREEMENTS

         In connection with the conversion in March 2000, the Company and the Bank, as employers, entered into employment agreements with each of Messrs. Jerry D. Williams, Thomas J. Noe, John E. Rathkamp and Dennis J. Slattery. The employers agreed to employ Mr. Williams as President and Chief Executive Officer of the Company and the Bank, Mr. Noe as Chief Financial Officer of the Company and the Bank, Mr. Rathkamp as Chief Lending Officer of the Company and the Bank and Mr. Slattery as Chief Operating Officer of the Company and the Bank, in each case for a term of three years. The agreements provided that Messrs. Williams, Noe, Rathkamp and Slattery would be paid salary levels of $100,000, $75,000, $75,000 and $75,000, respectively. The executives' compensation and expenses will be paid by the Company and the Bank in the same proportion as the time and services actually expended by the executives on behalf of each employer. The employment agreements will be reviewed annually. The term of the executives' employment agreements will be extended each year for a successive additional one-year period upon the approval of the employers' boards of directors, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

         Each of the employment agreements is terminable with or without cause by the employers. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the employers for cause, disability or retirement. The agreements provide for certain benefits in the event of the executive's death. In the event that:

                  (1) either executive terminates his or her employment because the employers either fail to comply with any material provision of the employment agreement or change the executive's title or duties, or

                  (2) the employment agreement is terminated by the employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of the Company, as defined, then the executive will be entitled to a cash severance amount equal to three times his average annual compensation for the last five calendar years (or such shorter period that he has worked with the Bank), plus the continuation of certain miscellaneous fringe benefits, subject to reduction pursuant to Section 280G of the Internal Revenue Code as set forth below in the event of a change in control.

         A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (2) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

         Each employment agreement provides that, in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employers which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and the employers will be able to deduct such payments as compensation expense for federal income tax purposes.

         Although the above-described employment agreements could increase the cost of any acquisition of control, the Company and the Bank do not believe that the terms of the employment agreements would have a significant anti-takeover effect.

FISCAL YEAR OPTION VALUES

         The following table sets forth, with respect to the executive officer named in the Summary Compensation Table, information with respect to stock options granted during fiscal 2001.

                                                                                          Potential Realizable Value
                                                                                          at Assumed Annual Rates of
                                                                                           Stock Price Appreciation
                                   Individual Grants                                          for Option Term(4)
- ----------------------------------------------------------------------------------------- ----------------------------
                           Number of       Percent of Total
                          Securities        Options Granted    Exercise
                          Underlying        to Employees in      Price      Expiration
Name                  Options Granted(1)    Fiscal Year(2)     ($/Sh)(3)       Date           5%              10%
- --------------------  ------------------   ----------------    ---------    ----------    ----------     -------------
Jerry D. Williams            3,119               12.1%          $14.00        6/28/11       $27,461         $69,592

- -----------------------
(1) None of the indicated awards were accompanied by stock appreciation rights.

(2)      Percentage of options granted to all employees during fiscal 2001.

(3) The exercise price was based on the market price of the Common Stock on the date of the grant.

(4) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of stock options will depend, in part, on the future performance of the Common Stock, the option holder's continued employment throughout the option period, and the date on which the options are exercised.

FISCAL YEAR-END OPTION VALUES

         The following table sets forth, with respect to the executive officer named in the Summary Compensation Table, information with respect to the number of options held at the end of the fiscal year ended June 30, 2001 and the value with respect thereto.


                                                  Number of                           Value of Unexercised
                                             Unexercised Options                      in the Money Options
                                             at Fiscal Year End                      at Fiscal Year End(1)
                                  ------------------ ----------------------- ---------------- ----------------------
              Name                   Exercisable         Unexercisable         Exercisable        Unexercisable
- --------------------------------- ------------------ ----------------------- ---------------- ----------------------
Jerry D. Williams                        --                   3,119               $ --              $4,678.5
  President and Chief Executive
   Officer


- ------------------------
(1) Calculated by determining the difference between the fair market value of a share of the Common Stock underlying the options at September 30, 2001 ($15.50) and the exercise price of the options.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons.

It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Voting Record Date, certain information as to the Company common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of the Company, (iii) certain executive officers of the Company; and (iv) all directors and executive officers of the Company as a group.


Name of Beneficial                                            Amount and Nature                    Percent of
Owner or Number of                                      of Beneficial Ownership as of               Company
  Persons in Group                                           January 18, 2002(1)                  Common Stock
- --------------------                                         -------------------                  ------------
Directors:
     Paul E. Hasselbring                                          33,955(3)                           1.4%
     Jerry D. Williams                                            57,435(4)                           2.3%
     John L. Buchanan                                             35,955(2)(5)                        1.4%
     Donald L. Hawke                                              18,955(2)                             *
     Nicholas N. Nelson                                           25,155(2)(6)                        1.0%
     James R. Van DeGrift                                         24,055(2)(7)                          *
     Thomas J. Noe                                                59,132(8)                           2.4%
     John E. Rathkamp                                             28,349(9)                           1.1%

All Directors and Executive Officers of the
  Company as a group (12 persons)                                323,455                             13.0%


- -------------------------------
* Represents less than 1% of the outstanding stock.

(1) Based upon filings made pursuant to the Securities Exchange Act and information provided by each of the individuals. Shares of Company common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or
         (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Includes 3,955 shares held in the Recognition Plan Trust and allocated to the accounts of each of the directors other than Messrs. Williams, Noe and Rathkamp.

(3)      Includes 30,000 shares held in the Hasselbring Trust.

                                         (FOOTNOTES CONTINUE ON FOLLOWING PAGE.)

(4) Includes 21,300 shares held in Mr. Williams' Individual Retirement Account, 4,500 shares held by Mr. Williams for the benefit of his daughter, 1,029 shares which have been allocated to Mr. Williams' account in the ESOP and 1,343 shares held in the Recognition Plan allocated to Mr. Williams.

(5) Includes 5,400 shares held in Mr. Buchanan's Individual Retirement Account, 4,100 shares held by Mr. Buchanan's spouse in his Individual Retirement Account and 2,000 shares held by Buchanan's Power Equipment Center, Inc. a company of which Mr. Buchanan is the president.

(6) Includes 200 shares held by Mr. Nelson's son and 500 shares held by Mr. Nelson for the benefit of his daughter.

(7) Includes 50 shares held by Mr. Van DeGrift for the benefit of his grandson and 50 shares held by Mr. Van DeGrift for the benefit of his granddaughter.

(8) Includes 300 shares held in Mr. Noe's Individual Retirement Account, 786 shares which have been allocated to Mr. Noe's account in the ESOP and 1,007 shares held in the Recognition Plan allocated to Mr. Noe.

(9) Includes 1,638 shares held in Mr. Rathkamp's Individual Retirement Account, 1,800 shares held by Mr. Rathkamp's spouse in her Individual Retirement Account, 14,215 shares which have been allocated to Mr. Rathkamp's account in the ESOP and 671 shares held in the Recognition Plan allocated to Mr. Rathkamp.

               PROPOSAL TO REINCORPORATE AS A MARYLAND CORPORATION

GENERAL

         The Board of Directors of the Company has unanimously approved, subject to stockholder approval, a proposal to change the Company's state of incorporation from Delaware to Maryland by means of a merger (the "Merger") of the Company with and into Peoples Community Bancorp, Inc., a Maryland corporation ("Peoples Maryland"), a newly formed, wholly-owned subsidiary of the Company (the "Reincorporation Proposal"). Peoples Maryland will be the surviving corporation, the effect of which will be a change in the law applicable to the Company's corporate affairs from the Delaware General Corporation Law ("Delaware Law") to the Maryland General Corporation Law ("Maryland Law"). This change in applicable law results in certain differences in stockholders' rights. See "-Comparison of Stockholder Rights."

         The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between Delaware Law and Maryland Law. This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between stockholders' rights under Delaware Law or Maryland Law, and is qualified in its entirety by reference to the following documents:

         o the Plan of Reorganization and Agreement of Merger dated January 25, 2002 between the Company and Peoples Maryland (the "Merger Agreement") attached hereto at Appendix B,

         o the Articles of Incorporation of Peoples Maryland (the "New Charter") attached hereto at Appendix C, and

         o the Bylaws of Peoples Maryland (the "New Bylaws") attached hereto at Appendix D.

         Copies of the Company's Certificate of Incorporation (the "Present Charter") and Bylaws (the "Present Bylaws") are available for inspection at the Company's executive office, and copies will be provided to stockholders upon request.

         The Company's Board of Directors has unanimously approved the Reincorporation Proposal and, for the reasons discussed below, believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Delaware to Maryland. The Company's stockholders are being asked to approve the Reincorporation Proposal (including the adoption of the Merger Agreement and the approval of the New Charter and the New Bylaws) at the Annual Meeting. The Board of Directors unanimously recommends that the Company's stockholders approve the Reincorporation Proposal.

         Approval of the Reincorporation Proposal by the Company's stockholders will constitute adoption of the Merger Agreement and approval of the Merger, the New Charter and the New Bylaws. Pursuant to the terms of the Merger Agreement, the New Charter and New Bylaws will replace the Present Charter and Present Bylaws as the charter documents affecting corporate governance and stockholders' rights. See "-Comparison of Stockholder Rights." Accordingly, stockholders are urged to read carefully this proxy statement and the Appendices attached hereto.

PRINCIPAL FEATURES OF THE REINCORPORATION PROPOSAL

         At the Effective Date of the Merger (as defined in the Merger Agreement), the separate existence of the Company will cease and Peoples Maryland, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Company. Each share of Common Stock of the Company issued and outstanding immediately prior to the Effective Date will by virtue of the Merger be converted into one share of common stock, par value $.01 per share, of Peoples Maryland ("Peoples Maryland Common Stock"). As of the Voting Record Date, there were 2,483,733 shares of the Company's Common Stock issued and outstanding. At the Effective Date, certificates which immediately prior to the Effective Date represented shares of Common Stock of the Company will be deemed for all purposes to represent the same number of shares of Peoples Maryland Common Stock. It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of Peoples Maryland. However, when outstanding certificates representing shares of Common Stock of the Company are presented for transfer after the Merger, new certificates representing shares of Peoples Maryland Common Stock will be issued. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature, guarantee, if required, and payment of applicable taxes, if any.

         Following consummation of the Merger, the Peoples Maryland Common Stock will be listed for trading on the Nasdaq National Market System, the market on which the Common Stock of the Company is currently listed for trading. The Peoples Maryland Common Stock will be listed under the symbol "PCBI," the Company's current symbol. Delivery of existing stock certificates representing Common Stock of the Company will constitute "good delivery" of shares of Peoples Maryland in transactions subsequent to the Effective Date of the Merger.

         Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Company and certain other changes of a legal nature, as described in this proxy statement. Reincorporation of the Company will not, in and of itself, result in any change in the name, business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company. The directors and officers prior to the Merger will continue to serve as the directors and officers of Peoples Maryland following the Merger. Stockholders should note that approval of the Reincorporation Proposal will constitute ratification of all of the currently serving directors of Peoples Maryland as set forth in the New Charter.

         Pursuant to the terms of the Merger Agreement, each option to purchase Common Stock of the Company outstanding immediately prior to the Effective Date of the Merger under the Company's 2001 Stock Option Plan will become an option to purchase Peoples Maryland Common Stock, subject to the terms and conditions as set forth in the 2001 Stock Option Plan and the applicable grant agreement. All other employee benefit plans and other agreements and arrangements of the Company will be continued by Peoples Maryland upon the same terms and subject to the same conditions.

         Upon approval of the Reincorporation Proposal by the Company's stockholders, the proposed reorganization will be consummated at such time as the Boards of Directors of the Company and Peoples Maryland determine is advisable. The Merger Agreement provides, however, that the Merger may be abandoned by the Board of Directors of either the Company or Peoples Maryland prior to the Effective Date, either before or after stockholder approval.

         In addition, the Merger Agreement may be amended prior to the Effective Date, either before or after stockholder approval; provided, however, that the Merger Agreement may not be amended after stockholder approval if such amendment would (a) alter or change the amount or kind of shares or other consideration to be received by stockholders in the Merger, (b) alter or change any term of the New Charter, (c) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the stockholders, or (d) otherwise violate applicable law. The Company's Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation or amend the Merger Agreement.

PURPOSE FOR REINCORPORATION PROPOSAL

         The Board of Directors believes that reincorporating the Company in the state of Maryland is in the best interests of the Company and its stockholders because the Company will no longer be required to pay the Delaware franchise tax. As a Delaware corporation, the Company pays approximately $50,000 annually in franchise tax. Since Maryland assesses no franchise tax upon corporations that are incorporated in Maryland, the Reincorporation Proposal permits the Company to avoid such taxes. In addition, the Board of Directors believes that the protection afforded to Maryland corporations is substantially similar to the protection afforded Delaware corporations.

         Accordingly, after considering the advantages and disadvantages of the Reincorporation Proposal, including the differences between Delaware Law and Maryland Law, the Board of Directors has concluded that the benefits to the Company and its stockholders of being a Maryland corporation outweigh the benefits of remaining a Delaware corporation. See "-Comparison of Stockholder Rights" and "-Possible Disadvantages of the Reincorporation Proposal."

COMPARISON OF STOCKHOLDER RIGHTS

         Upon consummation of the Merger, the Company will be governed by Maryland Law and by the New Charter and New Bylaws. Although it is impracticable to compare all of the aspects in which Maryland Law and Delaware Law differ, the following is a summary of certain significant differences between the provisions of these laws and the Present and New Charters and Bylaws. The following discussion is not intended to be a complete statement of the differences affecting the rights of stockholders, but rather summarizes material differences and certain important similarities. The discussion is qualified in its entirety by reference to the New Charter and New Bylaws which are attached as Appendix C and D, respectively, to this proxy statement, and the Present Charter and Present Bylaws, copies of which are available for inspection at the Company's executive office or will be provided to stockholders upon request.

         CAPITAL STOCK. The Company's authorized capital stock consists of 10,000,000 shares of common stock, par value $.01 per share ("Common Stock") and 1,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"). No shares of Preferred Stock of the Company have been issued. As of the voting Record Date, 2,483,733 shares of Common Stock are issued and outstanding. The capitalization of Peoples Maryland will be increased to 15,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. The provisions of the New Charter setting the terms of the Peoples Maryland Common Stock are unchanged from the Present Charter.

         The Present Charter authorizes the Board of Directors to issue Preferred Stock from time to time in one or more series subject to applicable provisions of law, and the Board of Directors is authorized to fix the designations, powers, preferences and relative participating, optional and other special rights of such shares, including voting rights (which could be multiple or as a separate class) and conversion rights. The Company also has a substantial number of authorized but unissued shares of Common Stock available for issuance. The authorized but unissued shares of Common Stock are available for general corporate purposes, including but not limited to possible issuance as stock dividends or stock splits, in future mergers or acquisitions, under a cash dividend reinvestment and stock purchase plan, in a future underwritten or other public offering, under a stockholder rights plan or under a stock based employee plan. The authorized but unissued shares of Preferred Stock are similarly available for issuance in future mergers or acquisitions, in a future underwritten public offering or private placement or for other general corporate purposes. Except as required by law or as otherwise required to approve the transaction in which the additional authorized shares of Common Stock or authorized shares of Preferred Stock would be issued, no stockholder approval is required for the issuance of these shares. Accordingly, the Board of Directors of the Company, without stockholder approval, can issue Preferred Stock with voting and conversion rights which could adversely affect the voting power of the existing holders of Common Stock. The Board of Directors of Peoples Maryland will have similar rights and powers under the New Charter.

         As of the date of this proxy statement, management is not aware that any person or group has indicated an intention or desire to institute a takeover of the Company. In addition, the Board of Directors has no present plans or understandings for the issuance of any Preferred Stock and does not intend to issue any Preferred Stock except on terms which the Board deems to be in the best interests of the Company and its shareholders.

         PAYMENTS OF DIVIDENDS. The ability of the Company to pay dividends on its capital stock is limited by certain restrictions imposed on Delaware corporations generally. Under Delaware Law, dividends may be declared and paid out of capital surplus, or, in case there is no capital surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

         After the Merger, the ability of Peoples Maryland to pay dividends on its capital stock will be limited by certain restrictions imposed on Maryland corporations generally. Under Maryland Law, distributions may be declared and paid unless, after giving effect to the distribution (a) the corporation would not be able to pay its debts as they become due in the usual course of business, or (b) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distributions, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

         BOARD OF DIRECTORS. Under the Present Charter and Present Bylaws and the New Charter and New Bylaws, the Board of Directors of the Company is divided into three classes as nearly equal in number as possible, with one class to be elected annually to a three year term and until their successors are duly chosen and qualified. The number of directors may be increased or decreased, but shall not be less than five nor more than twenty and not less than five nor more than fifteen, under the Present Bylaws and the New Bylaws, respectively.

         Information about the current directors of the Company is set forth under "Information with Respect to Nominees for Director and Executive Officers." By voting in favor of the Reincorporation Proposal, the Company's stockholders will be deemed to have approved of such persons as directors of Peoples Maryland without further action and without changes in their terms.

         CUMULATIVE VOTING. Neither the Present Charter and Present Bylaws, nor the New Charter and New Bylaws permit cumulative voting. Cumulative voting entitles each shareholder to vote as many votes as he or she has shares of Common Stock, multiplied by the number of directors to be elected at any shareholder meeting; the shareholder may cast all votes for a single nominee or may distribute votes among as many nominees as such shareholder chooses. Cumulative voting may allow holders of a significant minority of a corporation's stock to assure the election of one or more directors.

         REMOVAL OF DIRECTORS. The Present Charter provides that a director may be removed for cause by the affirmative vote of not less than 80% of the voting power of all of the then outstanding shares entitled to vote at an election of directors.

         Under the New Bylaws, a director may only be removed for cause by the affirmative vote of at least two-thirds of all votes entitled to vote at an election of directors.

         BOARD VACANCIES. Under the Present Charter vacancies occurring on the Board of Directors may only be filled by a majority vote of the remaining directors. Directors so elected serve until the term of office of the class to which they have been elected expires.

         Under the New Bylaws any vacancies on the Board of Directors shall be filled only by a majority vote of the directors then in office. In accordance with Maryland Law a director so chosen by the remaining directors shall hold office for the balance of the time then remaining in the unexpired term.

         LIMITATIONS ON LIABILITY; INDEMNIFICATION. The Present Charter and New Charter both contain a provision that eliminates or limits a director's and officer's personal liability for monetary damages to the corporation or its stockholders to the fullest extent permitted by Delaware Law and Maryland Law, respectively. Delaware Law provides that any director (and any officer who exercises or performs powers or duties conferred or imposed by the Board) of the Company shall not be liable for any breach of fiduciary duty as a director, other than (a) for any breach of the director's duty of loyalty to the Company or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for a willful or negligent violation of the requirements of Delaware Law pertaining to the payment of dividends or stock purchase or redemption for a period of six years,
(d) for any transaction from which the director derived an improper personal benefit.

         The New Charter contains a provision that eliminates or limits a director's and officer's personal liability for monetary damages to the extent permitted by Maryland Law. Under Maryland Law, this would exclude liability to the extent (a) it is proved that the person actually received an improper benefit or profit in money, property, or services, (b) that a judgement or other final adjudication adverse to the person is entered on a finding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action, or (c) it is against a director or officer of a banking institution, credit union, savings and loan, or subsidiary thereof.

         The indemnification provisions contained in the Present and New Bylaws, as governed by Delaware Law and Maryland Law, respectively, are similar. Both provisions generally allow for indemnification of officers and directors to the fullest extent permitted by law. In general, Maryland Law and Delaware Law permit a corporation to provide complete indemnification for settlements, judgments and expenses actually and reasonably incurred - in proceedings other than derivative actions (i.e., actions brought against such persons by or on behalf of the corporation), subject to certain statutory limitations.

         Under Delaware Law indemnification is permitted if the indemnitee acted in good faith and in a manner the person reasonably believed to be in, or not against, the corporation's best interest, and in a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. Under Maryland Law, indemnification is permitted unless the individual acted in bad faith or with active and deliberate dishonesty, actually received an improper personal benefit in money, property or services, or in the case of a criminal proceeding had reasonable cause to believe that the conduct was unlawful.

         Maryland Law also generally permits indemnification for amounts paid in settlement (including expenses) of derivative suits, whereas Delaware Law permits indemnification of expenses only. Maryland Law and Delaware Law both, however, prohibit such indemnification if the proposed indemnitee is adjudged liable to the corporation, except upon application to a court which determines that such person is reasonably entitled to such indemnification. The rights to indemnification and to the advancement of expenses are not exclusive of any other right which any person may have or hereafter acquire under any statute, the New Charter, the New Bylaws, agreement, vote of stockholders or directors, or otherwise.

         CONDUCT OF BUSINESS, NOTICE REQUIREMENTS FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS. The Present Bylaws and the New Bylaws both generally provide that, at any annual meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting (a) pursuant to the Company's notice of meeting by or at the direction of the Board of Directors, or (b) by any shareholder of the Company who is entitled to vote with respect thereto and who complies with the notice procedures set forth in the bylaws.

         The Present Bylaws and New Bylaws generally provide that any shareholder desiring to nominate candidates for election as a director must deliver written notice to the Secretary of the Company which must be received at the executive offices of the Company at least 120 days prior to the date of the mailing of proxy materials in connection with the immediately preceding annual meeting. The Present Bylaws and New Bylaws also generally provide that any shareholder desiring to make a proposal for new business at a meeting of shareholders must deliver written notice to the Secretary of the Company which must be received at the executive offices of the Company at least 120 days prior to the anniversary of the mailing of proxy materials in connection with the preceding years annual meeting. In all cases such written notice must be in the form prescribed by the Present Bylaws and New Bylaws.

         Adequate advance notice of shareholder proposals and nominations gives management time to evaluate such proposals and nominations and to determine whether to recommend to the shareholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's proposals or nominations if shareholders believe such proposals or nominations are not in their best interests.

         STOCKHOLDERS' INSPECTION RIGHTS. Under Delaware Law a stockholder may inspect a corporation's stock ledgers, the stockholders' list and its other books and records for any purpose reasonably related to such person's interest as a stockholder. Maryland Law provides that a corporation's books of account, its stock ledger and the stockholders' list may be inspected only by one or more persons who together have been stockholders of record for at least six months and who together hold at least 5% of the outstanding stock of any class.

         SPECIAL MEETINGS OF STOCKHOLDERS. The Present Charter and Present Bylaws provide that special meetings of stockholders may be called pursuant to a resolution approved by at least three-fourths of the Board of Directors.

         The New Bylaws provide that special meetings of shareholders may only be called by the Board of Directors, the President, or by the Secretary of the Company at the written request of shareholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting.

         STOCKHOLDER ACTION WITHOUT A MEETING. The Present Charter provides that stockholder action may be taken only at a special or annual meeting of stockholders and not by written consent. Maryland Law and the New Bylaws provide that any action to be taken or which may be taken at any annual or special meeting may be taken, without a meeting if a consent in writing, setting forth the action so taken is given by the holders of all outstanding shares entitled to vote on the matter. A written waiver of any right to dissent also must be signed by each stockholder entitled to notice of the meeting but not entitled to vote.

         STOCKHOLDERS' RIGHTS IN CERTAIN TRANSACTIONS. Maryland Law provides generally, with certain exceptions hereinafter described, that a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder's stock from a successor corporation if (a) the corporation merges or consolidates with another corporation, (b) the stockholder's stock is to be acquired in a share exchange, (c) the corporation transfers its assets other than in the ordinary course of business, or (d) the corporation alters its charter in a way which alters contractual rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved by the charter of the corporation.

         A stockholder must file with the corporation a demand in writing for the fair cash value of his or her shares within certain time periods depending on the transaction involved. Maryland Law provides that the right to fair value does not apply, with certain exceptions, if (a) the stock is listed on a national securities exchange, or is designated as a national or small cap market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., (b) the stock is that of a successor in a merger, unless the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of the provisions for the treatment of fractional shares of stock in the successor, or (c) the stock is that of an open-end investment company registered with the Securities and Exchange Commission and the value placed on the stock in the transaction is its net asset value.

         Delaware Law provides similar rights in the context of a merger or consolidation only. Such rights are not available, however, with respect to the merger of a parent corporation with a wholly owned subsidiary corporation, as in the Merger. If the Reincorporation Proposal is approved by stockholders, after consummation of the Merger, stockholders will not have dissenters' rights under Maryland Law because Peoples Maryland is traded on the Nasdaq National Market System.

         COSTS. The State of Delaware imposes significantly greater annual franchise taxes and other fees on corporations incorporated in Delaware than the State of Maryland imposes on corporations organized under its laws. The annual franchise tax for a Delaware corporation is calculated either by the authorized number of shares or assumed capital methods, with the lesser tax being payable. The Company currently pays franchise taxes of approximately $50,000 per year. The Company, if incorporated in Maryland, would not be subject to any annual franchise tax; however it would be subject to personal property tax.

POSSIBLE DISADVANTAGES OF THE REINCORPORATION PROPOSAL

         Despite the belief of the Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions of the New Charter, the New Bylaws and Maryland Law have not received extensive scrutiny and interpretation by the Maryland courts. Delaware Law is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law. The Board of Directors, however, believes Maryland Law will provide the Company with the comprehensive, flexible structure which it needs to operate effectively.

NEW ANTI-TAKEOVER PROVISIONS

         Several provisions contained in the New Charter and New Bylaws, and under Maryland Law could have the effect of discouraging an acquisition of the Company or stock purchases in furtherance of an acquisition, and could, under certain circumstances, discourage transactions which might otherwise have a favorable effect on the price of the Company's common stock. These provisions may serve to make it more difficult to remove incumbent management and may also discourage an attempt to acquire control of the Company that is not approved by the Board of Directors. As a result, stockholders who might desire to participate in, or benefit from, such a transaction may not have an opportunity to do so. As of the date of this proxy statement, the Board of Directors is not aware that any person or group has indicated an intention or desire to institute a takeover of the Company.

BUSINESS COMBINATION AND CONTROL SHARE PROVISIONS

       Delaware Law and Maryland Law regulate transactions with major stockholders after they become major stockholders. Under Delaware Law, a Delaware corporation is prohibited from engaging in mergers, dispositions of 10% or more of its assets, issuances of stock and other transactions ("business combinations") with a person or group that owns 15% or more of the voting stock of the corporation (an "interested stockholder"), for a period of three years after the interested stockholder crosses the 15% threshold. These restrictions on transactions involving an interested stockholder do not apply in certain circumstances, including those in which (a) before the interested stockholder owned 15% or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an interested stockholder; (b) in the transaction that resulted in the person or group becoming an interested stockholder, the person or group acquired at least 85% of the voting stock other than stock owned by inside directors and certain employee stock plans; (c) after the person or group became an interested stockholder, the board of directors and at least 66 2/3% of the voting stock other than stock owned by the interested stockholder approved the business combination; or (d) certain competitive bidding circumstances were present.

         Maryland Law prohibits an interested stockholder from engaging in a wide range of business combinations similar to those prohibited by Delaware Law. Under Maryland Law, however, an interested stockholder is a person or group that owns 10% or more of the voting stock of a corporation and the restricted period is for five years after the interested stockholder crosses the 10% threshold. Maryland Law also provides for certain exemptions from these restrictions on transactions involving an interested stockholder.

         Maryland Law also contains a control share statute which requires an interested stockholder who acquires a threshold percentage of stock in a target corporation to obtain the approval of non-interested stockholders before it may exercise voting rights. Under Maryland Law, certain notice and informational filings and special stockholder meeting and voting procedures must be followed prior to consummation of a proposed "control share acquisition," which is defined as any acquisition of an issuer's shares which would entitle the acquirer, immediately after such acquisition, directly or indirectly, to exercise or direct the exercise of voting power of the issuer in the election of directors within any of the following ranges of such voting power: (a) one-tenth or more but less than one-third of such voting power; (b) one-third or more but less than a majority of such voting power; or (c) a majority or more of such voting power. Assuming compliance with the notice and information filings prescribed by statute, the proposed control share acquisition may be made only if the acquisition is approved by two-thirds of the voting power of the issuer, excluding the combined voting power of the "interested shares," being the shares held by the intended acquirer and the directors and officers of the issuer. Delaware Law does not contain any similar type of statute.

APPROVAL OF BUSINESS COMBINATIONS

         Maryland Law requires certain consolidations, mergers, share exchanges and asset transfers to be approved by a two-thirds vote of the voting power of the corporation which vote requirement can be reduced to a majority of the voting power of the corporation, as so provided in the New Charter. Delaware Law does not require stockholder approval in the case of asset and share acquisitions and, in general, requires approval of mergers and dispositions of substantially all of a corporation's assets by a majority vote of the voting power of the corporation.

AMENDMENT OF CHARTER AND BYLAWS

         No amendment of the Present Charter may be made unless it is approved by a majority of the Board of Directors, and approved by the holders of at least 80% of the total votes eligible to be cast at a legal meeting; provided, however, that any amendment approved by at least two-thirds of the entire Board of Directors, to the extent Delaware Law requires stockholder approval, requires the approval of the holders of a majority of the total votes eligible to be cast at a legal meeting.

         The Present Bylaws provide that no amendment may be made to the Present Bylaws unless it is first approved by a majority of the Board of Directors, and approved by the holders of a majority of the total votes eligible to be cast at a legal meeting; provided, however, that approval by at least 80% of the outstanding shares entitled to vote is generally required for certain provisions, such as those relating to powers, number, classification, vacancies and removal of directors; call of special stockholder meetings; stockholder proposals and nominations of directors; power of indemnification; and amendments to provisions relating to the foregoing.

         The New Charter generally provides that the New Charter and New Bylaws may be amended if an amendment is first approved by a majority of the Board of Directors, and approved by the holders of at least a majority of the total votes eligible to vote generally in an election of directors; provided, however, that approval by at least 75% of the outstanding shares entitled to vote is generally required for certain provisions, such as provisions in the New Charter relating to preemptive rights, the Board of Directors, liability, indemnification, and in the New Bylaws relating to vacancies and removal of directors and call of special stockholder meetings.

TAX CONSEQUENCES

         The proposed Merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, (i) no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the Merger and (ii) the basis and holding period for the stock of Peoples Maryland received by the stockholders of the Company in exchange for Common Stock of the Company will be the same as the basis and holding period of the stock of the Company exchanged therefor. The Merger will have no federal income tax effect on the Company. State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Reincorporation Proposal under applicable state, local or foreign income tax laws.

VOTE REQUIRED

         Pursuant to Delaware Law and the Present Charter, the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required for approval of the Merger to effectuate the reincorporation of the Company in Maryland. Approval of the Reincorporation Proposal by stockholders of the Company will constitute specific approval of the Merger Agreement, the New Charter and New Bylaws, and of all other transactions and proceedings relating to the Merger, including ratification of the directors of the Company in the classes as set forth under "Information with Respect to Nominees for Director and Executive Officers," the assumption by the surviving corporation of the Company's employee benefit plans and agreements, and the obligations of the Company under such plans and agreements.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR REINCORPORATION OF THE COMPANY IN THE STATE OF MARYLAND.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Grant Thornton LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending September 30, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the annual meeting.

         The Company has been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Grant Thornton LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         In determining whether to appoint Grant Thorton LLP as the Company's auditors, the Company's Audit Committee considered whether the provision of services, other than auditing services, by Grant Thorton LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditors performed tax-related services, including the completion of the Company's corporate tax returns, in fiscal 2001. The Audit Committee believes that Grant Thorton LLP's performance of these other services is compatible with maintaining the auditor's independence.

AUDIT FEES

         The aggregate amount of fees billed by Grant Thorton LLP for its audit of the Company's annual financial statements for fiscal 2001 and for its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during fiscal 2001 was $79,875.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

         The Company did not engage or pay any fees to Grant Thorton LLP with respect to the provision of financial information systems design and implementation services during fiscal 2001.

ALL OTHER FEES

         The aggregate amount of fees billed by Grant Thorton LLP for all other services rendered to the Company during fiscal 2001 was $43,300. The majority of these services consisted of preparing federal and state income tax returns, consulting, other tax-related services and expenses relating to the acquisition of Market Financial Corporation in fiscal 2001.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORTON LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Company's annual meeting expected to be held in February 2003, must be received by the Company no later than September 30, 2002 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

         Article 2.14 of the Bylaws of the Company provides that in order for a stockholder to make proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such proposals to the secretary of the Company not less than 120 days prior to the anniversary date of the mailing of proxy materials in connection with the preceding annual meeting. The notice with respect to business proposals to be brought before the annual meeting must state the stockholder's name, address and number of shares of the Company common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the stockholder in the proposal.


                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended September 30, 2001 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2001 REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO MR. THOMAS J. NOE, CHIEF FINANCIAL OFFICER AND TREASURER, PEOPLES COMMUNITY BANCORP, INC., 6100 WEST CHESTER ROAD, WEST CHESTER, OHIO 45069. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ John E. Rathkamp
                                             ----------------------------------
                                             John E. Rathkamp
                                             Corporate Secretary

January 28, 2002

                                                                      APPENDIX A


                         PEOPLES COMMUNITY BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

         The Board of Directors of Peoples Community Bancorp, Inc. (the "Company") has constituted and established an Audit Committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter.

A.  COMPOSITION

         The Committee shall consist of three or more directors, each of whom is independent of management and free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member must also be able to read and understand fundamental financial statements (including the company's balance sheet, income statement and cash flow statement), or become able to do so within a reasonable time after being appointed to the Committee. Furthermore, at least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience resulting in financial sophistication (including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). These requirements are intended to satisfy the Nasdaq listing requirements relating to the composition of audit committees, and shall be construed accordingly.

B.  MISSION STATEMENT AND PRINCIPAL FUNCTIONS

         The Committee shall have access to all records of the Company, shall perform the following functions, and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall:

                  (1) Understand the accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

                  (2) Review the Company's audited financial statements and related footnotes and the "Management's Discussion and Analysis" portion of the annual report on Form 10-K prior to the filing of such report, and recommend to the Board of Directors whether such financial statements shall be included in the Company's annual report on Form 10-K, based upon the Committee's review and discussions with the outside auditors.

                  (3) Ensure that the outside auditors review the Company's interim financial statements before the Company files its quarterly report on Form 10-Q with the SEC.

                  (4) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

                  (5) Meet with the Company's legal counsel to review legal matters that may have a significant impact on the Company or its financial reports.

                  (6) Insure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

Peoples Community Bancorp, Inc.
Audit Committee Charter


                  (7) Review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements and recommend to the Chairman of the Board any changes that appear necessary to conform releases with appropriate professional practice.

                  (8) Review and reassess the adequacy of this Charter annually.

INDEPENDENT ACCOUNTANTS

                  (9) Affirm an understanding with the outside auditors that they are ultimately accountable to the Board of Directors and to the Committee and that the Board of Directors and the Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement).

                  (10) Ensure that the outside auditors submit to the Committee written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discuss with the auditors the auditors' independence.

                  (11) Maintain an active dialogue with the outside auditors regarding any disclosed relationships or services that could affect the objectivity and independence of the outside auditors, and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the outside auditors' independence.

                  (12) Discuss with the outside auditors the matters required to be discussed by Statement on Standards ("SAS") No. 61 (Communication with Audit Committees) and SAS No. 90 (Audit Committee Communications).

                  (13) Review management's recommendation on the outside auditors to be selected each year and make a final proposal to the Board of Directors in respect to such appointment.

                  (14) With the Chief Financial Officer, review the general scope of the annual outside audit, approve the extent and nature of such activity, and agree upon the general level of the related fees.

                  (15) Consider any significant non-audit assignments given to the outside auditors and judge their impact upon the general independence of the outside auditors as they perform the annual audit.

                  (16) Maintain independent contact with the senior personnel of the outside auditors and communicate freely and openly with them regarding financial developments.

INTERNAL AUDIT DEPARTMENT

                  (17) Cause to be maintained an appropriate internal audit program covering the Bank and all its subsidiaries by internal auditors who report to the Committee and the Board of Directors.

                  (18) Review and approve the audit plan and budget of the Internal Audit Department which shall report at least annually to the Committee regarding the staffing plans, financial budget and audit schedules and the adequacy thereof.

Peoples Community Bancorp, Inc.
Audit Committee Charter


                  (19) Act upon management's recommendation in regard to the selection of and/or the dismissal of the Director of Internal Audit.

                  (20) Review the scope and coordination efforts of the joint internal/external audit program with both internal and external auditors.

                  (21) Review reports of any embezzlement and other reportable incidents related to the Company's financial statement or financial reporting and supervise and direct any special projects or investigations considered necessary by the Committee.

                  (22) Review reports of the internal auditors and reports of financial examinations made by regulatory agencies and management's response to them, evaluate the reports in regard to control and/or compliance implications and determine whether appropriate corrective action has been implemented.

REGULATORY COMPLIANCE

                  (23) Cause to be maintained an appropriate regulatory compliance program covering the Bank and its subsidiaries to aid compliance with the laws and regulations applicable to financial institutions.

                  (24) Review reports of the compliance officer covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate.)

                  (25) Receive reports on the Bank's compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act and review the basis for the reports issued under the rule with management, the Internal Audit Department and the Bank's independent public accountant.

INTERNAL CONTROLS AND PROCEDURES

                  (26) Review periodically the scope and implications of the Company's internal financial controls and procedures and consider their adequacy.

                  (27) Maintain direct access to the senior Bank staff. If useful, require that studies be initiated on subjects of special interest to the Committee.

                  (28) Review the comments on internal control submitted by the outside and internal auditors and insure that appropriate suggestions for improvement are promptly considered for inclusion into the Company's internal financial procedures.

SPECIAL DUTIES

                  (29) If requested by the Chairman of the Board, make special studies of matters related to the financial operations of the Company or to allegations of managerial misconduct by its executives.

Peoples Community Bancorp, Inc.
Audit Committee Charter


C.  MEETINGS

         Meetings of the Committee will be held annually after completion of the financial audit and prior to the filing of the annual report on Form 10-K .

         Meetings shall also be held at such other times as shall be required by the Chairman of the Board or the Committee. Meetings may be called by the Chairman of the Committee and/or management of the Company. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. Written minutes pertaining to each meeting shall be filed with the Secretary and an oral report shall be presented by the Committee at each Board meeting.

         At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, the representatives of the independent accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.



                                              Adopted by Committee
                                              as of May 12, 2000

                                              Approved by Board
                                              as of May 12, 2000

                                                                      APPENDIX B


                           PLAN OF REORGANIZATION AND
                          AGREEMENT AND PLAN OF MERGER


         This Plan of Reorganization and Agreement and Plan of Merger (hereinafter called the "Merger Agreement") is made as of January 25, 2002, by and between Peoples Community Bancorp, Inc., a Delaware corporation ("Peoples Delaware") and Peoples Community Bancorp, Inc., a Maryland corporation ("Peoples Maryland").

                                   WITNESSETH:

         WHEREAS, Peoples Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

         WHEREAS, Peoples Maryland is a corporation duly organized and existing under the laws of the State of Maryland;

         WHEREAS, as of the date of this Merger Agreement, Peoples Delaware has authority to issue 10,000,000 shares of common stock, par value $.01 per share, of which 2,483,733 shares are issued and outstanding; and 1,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding;

         WHEREAS, as of the date of this Merger Agreement, Peoples Maryland has authority to issue 15,000,000 shares of common stock, par value $.01 per share, of which 100 shares are issued and outstanding and owned by Peoples Delaware; and 1,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding;

         WHEREAS, the respective Boards of Directors of Peoples Delaware and Peoples Maryland have determined that, for the purpose of effecting the reincorporation of Peoples Delaware in the State of Maryland, it is advisable and to their advantage and the advantage of their respective stockholders that Peoples Delaware merge with and into Peoples Maryland upon the terms and conditions herein provided; and

         WHEREAS, the respective Boards of Directors of Peoples Delaware and Peoples Maryland have approved this Merger Agreement and have directed that this Merger Agreement be submitted to the vote of their respective stockholders.


                                    AGREEMENT

         NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Peoples Delaware shall merge with and into Peoples Maryland on the following terms, conditions and other provisions:


                              TERMS AND CONDITIONS

         1.1 Merger. Subject to approval of the respective stockholders of Peoples Delaware and Peoples Maryland and the receipt of all required regulatory approvals, Peoples Delaware shall be merged with and into Peoples

Maryland (the "Merger"), and Peoples Maryland shall be the surviving corporation, effective upon the date when this Merger Agreement is made effective in accordance with applicable law (the "Effective Date").

         1.2 Succession. Upon the Effective Date, Peoples Maryland shall succeed to all of the rights, privileges, powers and property of Peoples Delaware in the manner of and as more fully set forth in Section 3-114 of the Maryland General Corporation Law.

         1.3 Common Stock of Peoples Delaware. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, par value $.01 per share, of Peoples Delaware outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of the common stock of Peoples Maryland, par value $.01 per share and be listed on the NASDAQ Stock Market.

         1.4 Common Stock of Peoples Maryland. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, the 100 shares of common stock, $.01 par value per share, of Peoples Maryland outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

         1.5 Stock Certificates. Upon and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of common stock, par value $.01 per share, of Peoples Delaware shall be deemed for all purposes to evidence ownership of and to represent the shares of common stock, par value $.01 per share, of Peoples Maryland into which the shares of Peoples Delaware represented by such certificates have been converted as herein provided. The registered owner on the books and records of Peoples Maryland or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Peoples Maryland or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Peoples Maryland evidenced by such outstanding certificate as above provided.

         1.6 Options. Upon the Effective Date, Peoples Maryland will assume and continue Peoples Delaware's 2001 Stock Option Plan, and the outstanding and unexercised portions of all options and rights to buy common stock, par value $.01 per share, of Peoples Delaware shall become options or rights for the same number of shares of common stock, par value $.01 per share, of Peoples Maryland, with no other changes in the terms and conditions of such options or rights, including exercise prices, and effective upon the Effective Date, Peoples Maryland hereby assumes the outstanding and unexercised portions of such options and rights and the obligations of Peoples Delaware with respect thereto.

         1.7 Other Employee Benefit Plans. Upon the Effective Date, Peoples Maryland will assume all obligations of Peoples Delaware under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 Articles of Incorporation and Bylaws. The Articles of Incorporation of Peoples Maryland in effect on the Effective Date (a copy of which is attached hereto and incorporated herein by this reference), shall continue to be the Articles of Incorporation of Peoples Maryland. The Bylaws of Peoples Maryland in effect on the Effective Date shall continue to be the Bylaws of Peoples Maryland.

         2.2 Directors. The directors of Peoples Maryland immediately preceding the Effective Date shall remain the directors of Peoples Maryland on and after the Effective Date. Such directors of Peoples Maryland shall hold office in the classes and for the terms as in effect immediately prior to the Effective Date, and until their successors are elected and qualified or their prior resignation, removal or death.

         2.3 Officers. The officers of Peoples Maryland shall remain the officers of Peoples Maryland upon the Effective Date and shall serve until their successors are elected and qualified or their prior resignation, removal or death.


                               III. MISCELLANEOUS

         3.1 Further Assurances. From time to time, as and when required by Peoples Maryland or by its successors and assigns, there shall be executed and delivered on behalf of Peoples Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect, or to conform of record or otherwise, in Peoples Maryland the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises, and authority of Peoples Delaware, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Peoples Maryland are fully authorized in the name of and on behalf of Peoples Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         3.2 Amendment. At any time before or after approval by the stockholders of Peoples Delaware, this Merger Agreement may be amended in any manner (except that Section 1.3 and 1.4 may not be amended without the approval of the stockholders of Peoples Delaware) as may be determined in the judgment of the respective Boards of Directors of Peoples Delaware and Peoples Maryland to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

         3.3 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Peoples Delaware or Peoples Maryland or both, notwithstanding the approval of this Merger Agreement by the stockholders of Peoples Delaware.

         3.4 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Boards of Directors of Peoples Delaware and Peoples Maryland, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

                                       PEOPLES COMMUNITY BANCORP, INC.
                                           (a Delaware corporation)
ATTEST:

By: /s/ JOHN E. RATHKAMP               By: /s/ JERRY D. WILLIAMS
    ---------------------------------      -------------------------------------
      John E. Rathkamp                     Jerry D. Williams
      Secretary                            President and Chief Executive Officer


                                       PEOPLES COMMUNITY BANCORP, INC.
                                           (a Maryland corporation)
ATTEST:

By: /s/ JOHN E. RATHKAMP               By: /s/ JERRY D. WILLIAMS
    ---------------------------------      -------------------------------------
      John E. Rathkamp                     Jerry D. Williams
      Secretary                            President and Chief Executive Officer

                                                                      APPENDIX C


                          ARTICLES OF INCORPORATION OF
                         PEOPLES COMMUNITY BANCORP, INC.


         ARTICLE 1. NAME. The name of the corporation is Peoples Community Bancorp, Inc. (hereinafter referred to as the "Corporation").

         ARTICLE 2. REGISTERED OFFICE AND REGISTERED AGENT. The address of the registered office of the Corporation in the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202. The name of the registered agent of the Corporation at such address is The Corporation Trust Incorporated.

         ARTICLE 3. INCORPORATOR. The sole incorporator of the Corporation is Jerry D. Williams, who is more than 18 years of age and whose address is:

                      c/o Peoples Community Bank
                      6100 West Chester Road
                      West Chester, Ohio 45071-1130

         ARTICLE 4. PURPOSE. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Maryland (the "MGCL").

         ARTICLE 5. CAPITAL STOCK. The total number of shares of capital stock which the Corporation has authority to issue is 16,000,000, of which 1,000,000 shall be preferred stock, $.01 par value per share (hereinafter the "Preferred Stock"), and of which 15,000,000 shall be common stock, par value $.01 per share (hereinafter the "Common Stock"). The aggregate par value of all authorized shares of capital stock having a par value is $160,000. Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of the stockholders of the Corporation. The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefor, which funds shall include, without limitation, the Corporation's unreserved and unrestricted capital surplus.

         A description of the different classes and series (if any) of the Corporation's capital stock and a statement of the designations, and the relative rights, preferences, and limitations of the shares of each class of and series (if any) of capital stock are as follows:

         A. COMMON STOCK. Except as provided in this Article 5 (or in any resolution or resolutions adopted by the Board of Directors pursuant hereto), the exclusive voting power shall be vested in the Common Stock, the holders thereof being entitled to one vote for each share of such Common Stock standing in the holder's name on the books of the Corporation. Subject to any rights and preferences of any class of stock having preference over the Common Stock, holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors out of funds lawfully available therefor. Upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Common Stock shall be entitled to receive pro rata the remaining assets of the Corporation after the holders of any class of stock having preference over the Common Stock have been paid in full any sums to which they may be entitled.

         B. PREFERRED STOCK. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall have the full authority permitted by law to fix, and hereby is expressly empowered to fix, by resolution or resolutions full, limited, multiple, fractional or no voting rights and such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights and other special or relative rights of the Preferred Stock or any series thereof that may be desired.

         ARTICLE 6. PREEMPTIVE RIGHTS. No holder of the capital stock of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of a dividend.

         ARTICLE 7.   DIRECTORS.

         A. The business and affairs of the Corporation shall be managed under the direction of a Board of Directors. The number of directors of the Corporation that shall constitute the initial Board of Directors shall be eight. The names of the initial members of the Board of Directors are set forth in Schedule A hereto and made a part hereof.

         B. The Board of Directors, other than those who may be elected by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually. At each annual meeting of stockholders, directors elected to succeed those whose terms are expiring shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders and until their respective successors are elected and qualified. Stockholders of the Corporation shall not be permitted to cumulate their votes for the election of directors.

         C. In discharging the duties of their respective positions, the Board of Directors, committees of the Board of Directors and individual directors shall, in considering the best interests of the Corporation, consider the effects of any action upon the employees of the Corporation and its subsidiaries, the depositors and borrowers of any banking subsidiary, the communities in which offices or other establishments of the Corporation or any subsidiary are located and all other pertinent factors. The Board of Directors, in considering a potential acquisition of control of the Corporation, is permitted to consider the effect of the potential acquisition on the stockholders, employees, suppliers, customers, and creditors of the Corporation and the communities in which offices or other establishments of the Corporation are located.

         ARTICLE 8. LIABILITY OF DIRECTORS AND OFFICERS. A director or officer of the Corporation shall not be personally liable for monetary damages for any action taken, or any failure to take any action, as a director or officer except to the extent that a director's or officer's liability for monetary damages may not be limited by law. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer prior to such amendment.

         ARTICLE 9. INDEMNIFICATION, ETC. OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.

        A. INDEMNIFICATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, including actions by or in the right of the Corporation, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or any predecessor of the Corporation, or who, while acting as such, is or was serving at the request of the Corporation or any predecessor of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation (foreign or domestic), partnership, joint venture, trust, other enterprise or employee benefit plan, against expenses (including attorney's fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent authorized by Section 2-418 of the MGCL, excluding paragraph (g) thereof.

         B. ADVANCEMENT OF EXPENSES. Reasonable expenses incurred by a director, officer, employee or agent of the Corporation in defending a civil or criminal action, suit or proceeding described in Section A of this Article 9 shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors only upon receipt by the Corporation of (i) a written affirmation by the person of such person's good faith belief that the standard of conduct necessary for indemnification by the Corporation under Section A of this
                    Article 9 has been met and (ii) a written undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that the applicable standard of conduct has not been met or the person is not otherwise entitled to be indemnified by the Corporation.

         C. OTHER RIGHTS AND REMEDIES. The indemnification provided by this Article 9 shall not be deemed to exclude any other rights to which those seeking indemnification or advancement of expenses may be entitled under Section 2-418(g) of the MGCL, both as to actions in their official capacity and as to actions in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person, provided that no indemnification shall be made to or on behalf of an individual if a judgment or other final adjudication establishes that his acts or omissions relate to matters for which the liability of directors and officers cannot be restricted or limited under Section 2-405.2 of the MGCL.

         D. INSURANCE. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who, while acting as such, was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation (foreign or domestic), partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by him in any such capacity or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or the Bylaws of the Corporation.

         E. SECURITY FUND; INDEMNITY AGREEMENTS. By action of the Board of Directors (notwithstanding their interest in the transaction), the Corporation may create and fund a trust fund or fund of any nature, and may enter into agreements with its directors, officers, employees and agents for the purpose of securing or insuring in any manner its obligation to indemnify or advance expenses provided for in this
                    Article 9.

         F. MODIFICATION. The duties of the Corporation to indemnify and to advance expenses to any persons as provided in this
                    Article 9 shall be in the nature of a contract between the Corporation and each such person, and no amendment or repeal of any provision of this Article 9 shall alter, to the detriment of such person, the right of such person to the advance of expenses or indemnification related to a claim based on an act or failure to act which took place prior to such amendment or repeal.

         ARTICLE 10.   REQUIRED STOCKHOLDER VOTE.

         Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of the votes of all classes or of any class of stock of the Corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in these Articles of Incorporation.

         ARTICLE 11.   AMENDMENT OF ARTICLES OF INCORPORATION AND BYLAWS.

         A. ARTICLES OF INCORPORATION. The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders herein are granted subject to this reservation. No amendment, addition, alteration, change or repeal of these Articles shall be made unless it is first approved by the Board of Directors of the Corporation pursuant to a resolution adopted and declared advisable by the affirmative vote of a majority of the directors then in office, and thereafter is approved, at an annual or special meeting, by the holders of a majority of the shares of the Corporation entitled to vote generally in an election of directors, voting together as a single class, unless any class or series of shares is entitled to vote thereon as a class, in which event the proposed amendment shall be adopted upon receiving the affirmative vote of the holders of a majority of the shares within each class or series of outstanding shares entitled to vote thereon as a class and of at least a majority of the total outstanding shares entitled to vote thereon, provided that, notwithstanding anything contained in these Articles to the contrary, (i) the affirmative vote of the holders of at least 75 percent of the shares of the Corporation entitled to vote generally in an election of directors, voting together as a single class, unless any class or series of shares is entitled to vote thereon as a class, in which event the proposed amendment shall be adopted upon receiving the affirmative vote of the holders of 75 percent of the shares within each class or series of outstanding shares entitled to vote thereon as a class and of at least 75 percent of the total outstanding shares entitled to vote thereon, shall be required to amend, adopt, alter, change or repeal any provision inconsistent with Articles 6 (relating to preemptive rights), 7 (relating to the Board of Directors), 8 (relating to liability), 9 (relating to indemnification), 10 (relating to stockholder votes) and this Article 11.

         B. BYLAWS. The Board of Directors or stockholders may adopt, alter amend or repeal the Bylaws of the Corporation. Such action by the Board of Directors shall require the affirmative vote of a majority of the directors then in office at any regular or special meeting of the Board of Directors. Such action by the stockholders shall require the affirmative vote of the holders of not less than a majority of the issued and outstanding shares of the Corporation entitled to vote generally in an election of directors, voting together as a single class, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof, provided that the affirmative vote of the holders of at least 75% of the shares of the Corporation entitled to vote generally in an election of directors, voting together as a single class, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof, shall be required to amend, adopt, alter, change or repeal any provision inconsistent with Sections 2.4, 2.15, 4.2(b), 4.3, 4.4 and 4.14 of the Bylaws.

         I, THE UNDERSIGNED, being the sole incorporator herein before named, for the purpose of forming a corporation pursuant to the Maryland General Corporation Law, do make these Articles of Incorporation, hereby declaring and acknowledge that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ____ day of January 2002.



                                                    ---------------------------
                                                    Jerry D. Williams

                                   SCHEDULE A
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                         PEOPLES COMMUNITY BANCORP, INC.


     The names of the initial members of the Board of Directors of Peoples Community Bancorp, Inc. are as follows:


                                      Name                                                  Term Expires

Donald L. Hawke                                                                                 2005
James R. Van DeGrift                                                                            2005
John E. Rathkamp                                                                                2004
Jerry D. Williams                                                                               2003
Thomas J. Noe                                                                                   2005
John L. Buchanan                                                                                2003
Nicholas N. Nelson                                                                              2003
Paul E. Hasselbring                                                                             2004

                                                                      APPENDIX D

                                     BYLAWS
                                       OF
                         PEOPLES COMMUNITY BANCORP, INC.


                               ARTICLE I. OFFICES


     1.1 REGISTERED OFFICE AND REGISTERED AGENT. The registered office of Peoples Community Bancorp, Inc. (the "Corporation") shall be located in the State of Maryland at such place as may be fixed from time to time by the Board of Directors upon filing of such notices as may be required by law, and the registered agent shall have a business office identical with such registered office.

     1.2 OTHER OFFICES. The Corporation may have other offices within or outside the State of Maryland at such place or places as the Board of Directors may from time to time determine.


                       ARTICLE II. STOCKHOLDERS' MEETINGS

     2.1 MEETING PLACE. All meetings of the stockholders shall be held at the principal place of business of the Corporation, or at such other place within or without the State of Maryland as shall be determined from time to time by the Board of Directors, and the place at which any such meeting shall be held shall be stated in the notice of the meeting.

     2.2 ANNUAL MEETING. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each year on such date and time as determined by the Board of Directors and stated in the notice of such meeting.

     2.3 ORGANIZATION. Each meeting of the stockholders shall be presided over by the Chairman of the Board or by the President, or if neither the Chairman nor the President is present, by an Executive or Senior Vice President or such other officer as designated by the Board of Directors. The Secretary, or in his absence a temporary Secretary, shall act as secretary of each meeting of the stockholders. In the absence of the Secretary and any temporary Secretary, the chairman of the meeting may appoint any person present to act as secretary of the meeting. The chairman of any meeting of the stockholders, unless prescribed by law or regulation or unless the Chairman of the Board has otherwise determined, shall determine the order of the business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order.

     2.4 SPECIAL MEETINGS. Special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors (ii) the President, or (iii) the Secretary on the written request of the holders of not less than 50 percent of all votes outstanding and entitled to be cast on any issue proposed to be considered at such special meeting. A request for a special meeting of stockholders by stockholders of the Corporation shall state the purpose of the meeting and the matter proposed to be acted on. The Secretary of the Corporation shall inform the stockholders who make the request for the special meeting of the reasonably estimated cost of preparing and mailing a notice of the meeting and upon payment of such costs to the Corporation, the Secretary shall notify each stockholder entitled to notice of the special meeting.

     2.5 NOTICE.

          (a) Notice of the time and place of the annual meeting of stockholders shall be given by delivering personally or by mailing a written or printed notice of the same, at least ten days and not more than 90 days prior to the meeting, to each stockholder of record entitled to vote at such meeting and each other stockholder entitled to notice of the meeting. When any stockholders' meeting, either annual or special, is adjourned to a date more than 120 days after the record date for the original meeting, or if a new record date is fixed for an adjourned meeting of stockholders, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned to a date not more than 120 days after the record date for the original meeting, or of the business to be transacted thereat (unless a new record date if fixed therefor), other than an announcement at the meeting at which such adjournment is taken.

          (b) At least ten days and not more than 90 days prior to the meeting, a written or printed notice of each special meeting of stockholders, stating the place, day and hour of such meeting, and the purpose or purposes for which the meeting is called, shall be either delivered personally or mailed to each stockholder of record entitled to vote at such meeting and each other stockholder entitled to notice of the meeting.

     2.6 QUORUM AND ACTION BY STOCKHOLDERS. Except as otherwise provided by these Bylaws, the Articles of Incorporation or the General Corporation Law of the State of Maryland:

          (a) A quorum at any annual or special meeting of stockholders shall consist of stockholders representing, either in person or by proxy, a majority of the outstanding capital stock of the Corporation entitled to vote at such meeting; and

          (b) The votes of a majority in interest of those present at any properly called meeting or adjourned meeting of stockholders at which a quorum, as defined above, is present, shall be sufficient to transact business.

     2.7 VOTING OF SHARES.

          (a) Except as otherwise provided in these Bylaws, the Articles of Incorporation or the General Corporation Law of the State of Maryland, each stockholder, on each matter submitted to a vote at a meeting of stockholders, shall have one vote for each share of Common Stock registered in his name on the books of the Corporation.

          (b) Stockholders shall not be permitted to cumulate their votes for the election of directors. For the purposes of this Section, cumulative voting means a stockholder's ability to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election the stockholder has a right to vote, or to cumulate the votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

          (c) Directors are to be elected by a plurality of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. If, at any meeting of stockholders, due to a vacancy or vacancies or otherwise, directors of more than one class of the Board of Directors are to be elected, each class of directors to be elected at the meeting shall be elected in a separate election by a plurality vote.

     2.8 CLOSING OF TRANSFER BOOKS AND FIXING RECORD DATE. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed 20 days, provided that any such closing in the case of a meeting of stockholders shall not be less than ten days preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a record date for any such determination of stockholders, such date to be (i) not prior to the close of business on the day the record date is fixed or (ii) not more than 90 days and, in case of a meeting of stockholders, not less than ten days prior to the date on which the particular action requiring such determination of stockholders is to be taken.

     2.9 PROXIES. A stockholder may vote either in person or by proxy executed in writing by the stockholder, or his duly authorized attorney-in-fact. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. The attendance at any meeting by a stockholder who shall have previously given a proxy applicable thereto shall not, as such, have the effect of revoking the proxy. The Corporation may treat any duly executed proxy as not revoked and in full force and effect until it receives a duly executed instrument revoking it, or a duly executed proxy bearing a later date.

     2.10 WAIVER OF NOTICE. A waiver of any notice required to be given any stockholder, signed by the person or persons entitled to such notice, whether before or after the time stated therein for the meeting, shall be equivalent to the giving of such notice. In addition, such person's presence, in person or by proxy, at any meeting shall constitute a waiver of notice.

     2.11 INFORMAL ACTION. Any action required to be taken at a meeting of stockholders, or any other action which may be taken at a meeting of stockholders, may be taken without a meeting if (i) consent in writing, setting forth the action so taken, shall be given by all of the stockholders entitled to vote with respect to the subject matter thereof and filed with the Secretary of the Corporation as part of the corporate records and (ii) a waiver in writing of any right to dissent shall be given by all stockholders entitled to notice of a meeting but not entitled to vote thereat.

     2.12 VOTING OF SHARES IN THE NAME OF TWO OR MORE PERSONS. When ownership stands in the name of two or more persons, in the absence of written directions to the Corporation to the contrary, at any meeting of the stockholders of the Corporation any one or more of such stockholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting. In the event that a majority cannot agree, then such shares may be voted proportionally or, upon application to a court of competent jurisdiction, an additional person may be appointed to determine a majority for the purpose of voting such shares.

     2.13 VOTING OF SHARES BY CERTAIN HOLDERS. Shares standing in the name of another corporation may be voted by an officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed. A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     2.14 INSPECTORS. For each meeting of stockholders, the Board of Directors may appoint one or more inspectors of election. If for any meeting the inspector(s) appointed by the Board of Directors shall be unable to act or the Board of Directors shall fail to appoint any inspector, one or more inspectors may be appointed at the meeting by the chairman thereof. Such inspector(s) shall conduct the voting in each election of directors and, as directed by the Board of Directors or the chairman of the meeting, the voting on the matters voted on at such meeting, and after the voting shall make a certificate of the vote taken. Inspectors need not be stockholders.

     2.15 STOCKHOLDER PROPOSALS. At an annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation (to the attention of the Secretary of the Corporation) not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting of stockholders of the Corporation. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything herein to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Article II, Section 2.15. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article II, Section 2.15, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.


                           ARTICLE III. CAPITAL STOCK


     3.1 CERTIFICATES. Certificates of stock shall be issued in numerical order, and each stockholder shall be entitled to a certificate signed by the Chairman, the President or a Vice President, and countersigned by the Secretary or the Treasurer, and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of such officers may be facsimilies if the certificate is manually signed on behalf of a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. If an officer who has signed or whose facsimile signature has been placed upon such certificate ceases to be an officer before the certificate is issued, it may be issued by the Corporation with the same effect as if the person were an officer on the date of issue. Each certificate of stock shall state:

     (a) that the Corporation is organized under the laws of the State of Maryland;

     (b)  the name of the person to whom it is issued;

     (c) the number and class of shares and the designation of the series, if any, which such certificate represents; and

     (d)  the par value of each share represented by such certificate.

     3.2 TRANSFERS.

          (a) Transfers of stock shall be made only upon the stock transfer books of the Corporation, kept at the registered office of the Corporation or at its principal place of business, or at the office of its transfer agent or registrar, and before a new certificate is issued the old certificate shall be surrendered for cancellation. The Board of Directors may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register, and to record transfers of such shares therein.

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          (b) Shares of stock shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificate or an assignment separate from the certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the holder of said certificate. No shares of stock shall be transferred on the books of the Corporation until the outstanding certificates therefor have been surrendered to the Corporation.

     3.3 REGISTERED OWNER. Registered stockholders shall be treated by the Corporation as the holders in fact of the stock standing in their respective names and the Corporation shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided below or by the laws of the State of Maryland. The Board of Directors may adopt by resolution a procedure whereby a stockholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of such stockholder are held for the account of a specified person or persons. The resolution shall set forth:

     (a)  The classification of stockholder who may certify;

     (b)  The purpose or purposes for which the certification may be made;

     (c)  The form of certification and information to be contained therein;

     (d) If the certification is with respect to a record date or closing of the stock transfer books, the date within which the certification must be received by the Corporation; and

     (e) Such other provisions with respect to the procedure as are deemed necessary or desirable.

     Upon receipt by the Corporation of a certification complying with the above requirements, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the stockholder making the certification.

     3.4 MUTILATED, LOST OR DESTROYED CERTIFICATES. In case of any mutilation, loss or destruction of any certificate of stock, another may be issued in its place upon receipt of proof of such mutilation, loss or destruction. The Board of Directors may impose conditions on such issuance and may require the giving of a satisfactory bond or indemnity to the Corporation in such sum as they might determine or establish such other procedures as they deem necessary.

     3.5 FRACTIONAL SHARES OR SCRIP. The Corporation may (a) issue fractions of a share which shall entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation; (b) arrange for the disposition of fractional interests by those entitled thereto; (c) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such shares are determined; or (d) issue scrip in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip aggregating a full share.

     3.6 SHARES OF ANOTHER CORPORATION. Shares owned by the Corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board of Directors may determine or, in the absence of such determination, by the President of the Corporation.


                         ARTICLE IV. BOARD OF DIRECTORS

     4.1 POWERS. The business and affairs of the Corporation shall be managed under the direction of a Board of Directors. In addition to the powers and authorities expressly conferred upon it by these Bylaws and the Articles of

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Incorporation, all powers of the Corporation may be exercised by or under the authority of the Board of Directors, except as conferred on or reserved to the stockholders by law or by these Bylaws or the Articles of Incorporation.

     4.2 NUMBER AND ELECTION OF DIRECTORS.

          (a) The number of directors of the Corporation that shall constitute the initial Board of Directors shall be eight. The number of directors may at any time be increased or decreased by a vote of a majority of the Board of Directors, provided that no decrease shall have the effect of shortening the term of any incumbent director. Notwithstanding anything to the contrary contained in these Bylaws, the number of directors may not be less than five nor more than fifteen.

          (b) The Board of Directors shall be divided into three classes as nearly equal in number as possible. Directors shall be elected for a term of three years and until their respective successors are elected and qualified. Directors need not be stockholders or residents of the State of Maryland.

     4.3 VACANCIES.

          (a) Except as otherwise fixed by the rights of holders of any class or series of stock having a preference over the Common Stock of the Corporation as to dividends or the election of directors, a vacancy on the Board of Directors which results from an increase in the size of the Board of Directors, the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, whether or not sufficient to constitute a quorum.

          (b) A director elected by the Board of Directors to fill a vacancy shall serve for the balance of the term of the removed director.

     4.4 REMOVAL. Subject to the rights of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation to elect directors, any director (including persons elected by directors to fill vacancies in the Board of Directors) may be removed from office only with cause by the affirmative vote of the holders of not less than two-thirds of the issued and outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors. Cause for removal shall exist only if the director whose removal is proposed has been either declared of unsound mind by an order of a court of competent jurisdiction, convicted of a felony or of an offense punishable by imprisonment for a term of more than one year by a court of competent jurisdiction, or deemed liable by a court of competent jurisdiction for gross negligence or misconduct in the performance of such director's duties to the Corporation.

     4.5 REGULAR MEETINGS. Regular meetings of the Board of Directors or any committee may be held at the principal place of business of the Corporation or at such other place or places, either within or without the State of Maryland as the Board of Directors or such committee, as the case may be, may from time to time designate. The annual meeting of the Board of Directors shall be held immediately after the close of the annual meeting of stockholders. Notice of all regular meetings of the Board of Directors shall be given to each director by five days' service of the same by telegram, by letter or personally. Such notice need not specify the business to be transacted at, nor the purpose of, the meeting.

     4.6 SPECIAL MEETINGS.

          (a) Special meetings of the Board of Directors may be called at any time by the Chairman, President or by a majority of the authorized number of directors, to be held at the principal place of business of the Corporation or at such other place or places as the Board of Directors or the person or persons calling such meeting may from time to time designate. Notice of all special meetings of the Board of Directors shall be given to each director by five days' service of the same by telegram, by letter or personally. Such notice need not specify the business to be transacted at, nor the purpose of, the meeting.

          (b) Special meetings of any committee of the Board of Directors may be called at any time by such person or persons and with such notice as shall be specified for such committee by the Board of Directors, or in the absence of such specification, in the manner and with the notice required for special meetings of the Board of Directors.

     4.7 QUORUM AND ACTION BY THE BOARD OF DIRECTORS. Except as otherwise provided by these Bylaws, the Articles of Incorporation or the General Corporation Law of the State of Maryland, a majority of the entire Board of Directors shall be necessary at all meetings to constitute a quorum for the transaction of business and the action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors.

     4.8 WAIVER OF NOTICE. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. A waiver of notice signed by the director or directors, whether before or after the time stated for the meeting, shall be equivalent to the giving of notice.

     4.9 REGISTERING DISSENT. A director who is present at a meeting of the Board of Directors at which action on a corporate matter is taken shall be presumed to have assented to such action unless (i) he announces his dissent at the meeting and (ii) his dissent is entered in the minutes of the meeting, he files his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or he forwards such dissent by certified mail, return receipt requested, to the Secretary of the Corporation within 24 hours of the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     4.10 EXECUTIVE AND OTHER COMMITTEES. Standing or special committees composed of two or more directors may be appointed from its own number by the Board of Directors from time to time and the Board of Directors may from time to time invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board. An Executive Committee appointed by resolution of the Board of Directors shall have and exercise all of the authority of the Board of Directors, except in reference to declaring dividends or distributions on stock, issuing stock other than pursuant to general authorization therefor by the full Board of Directors, recommending any action to stockholders which requires stockholder approval, amending the Articles of Incorporation or these Bylaws or approving any merger or share exchange which does not require stockholder approval. All committees so appointed shall keep regular minutes of the transactions of their meetings and shall cause them to be recorded in books kept for that purpose in the office of the Corporation. The designation of any such committee, and the delegation of authority thereto, shall not relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

     4.11 REMUNERATION. No stated fee shall be paid directors, as such, for their service, but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of such Board; provided, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of standing or special committees may be allowed like compensation for attending committee meetings.

     4.12 ACTION BY DIRECTORS WITHOUT A MEETING. Any action required or which may be taken at a meeting of the directors, or of a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken or to be taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be. Such consent shall have the same effect as a unanimous vote.

     4.13 ACTION OF DIRECTORS BY COMMUNICATIONS EQUIPMENT. Any action required or which may be taken at a meeting of directors, or of a committee thereof, may be taken by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.

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     4.14 NOMINATIONS OF DIRECTORS. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of directors may be made by the Board of directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote generally in an election of directors. However, any stockholder entitled to vote generally in an election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been delivered to or mailed and received at the principal executive offices of the Corporation (to the attention of the Secretary of the Corporation) not later than (i) with respect to an election to be held at any succeeding annual meeting of stockholders, 120 days prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting of stockholders of the Corporation; and (ii) with respect to a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.


                               ARTICLE V. OFFICERS

     5.1 DESIGNATIONS. The officers of the Corporation shall be a Chairman of the Board, a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. The President shall be the Chief Executive Officer, unless the Board of Directors designates the Chairman of the Board as Chief Executive Officer. The Board of Directors may designate one or more vice presidents as Executive Vice President or Senior Vice President. The Board of Directors also may elect or authorize the appointment of such other officers as the business of the Corporation may require. Any two or more offices may be held by the same person, except that the President may not also serve as Vice President and/or Secretary of the Corporation.

     5.2 POWERS AND DUTIES. The officers of the Corporation shall have such authority and perform such duties as the Board of Directors may from time to time authorize or determine. In the absence of action by the Board of Directors, the officers shall have such powers and duties as generally pertain to their respective offices.

     5.3 ELECTION AND TERM OF OFFICE. The officers of the Corporation shall be elected annually at the first meeting of the Board of Directors held after each annual meeting of stockholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible. Each officer shall hold office until a successor has been duly elected and qualified or until the officer's death, resignation, or removal in the manner hereinafter provided. Election or appointment of any officer, employee or agent shall not of itself create contractual rights.

     5.4 REMUNERATION. The remuneration of the officers of the Corporation shall be fixed from time to time by the Board of Directors.

     5.5 DELEGATION. In the case of absence or inability to act of any officer of the Corporation and of any person herein autho- rized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any director or other person whom it may select.

     5.6 VACANCIES. Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board.

     5.7 REMOVAL. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     5.8 BONDS. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.


                      ARTICLE VI. FISCAL YEAR; ANNUAL AUDIT

     The fiscal year of the Corporation shall end on the 30th day of September of each year. The Corporation shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the Board of Directors. The appointment of such accountants shall be subject to annual ratification by the stockholders.


                       ARTICLE VII. DIVIDENDS AND FINANCE

     7.1 DIVIDENDS. Subject to the General Corporation Law of the State of Maryland, dividends may be declared by the Board of Directors and paid by the Corporation. The stock transfer books may be closed for the payment of dividends during such periods of not in excess of twenty days, as from time to time may be fixed by the Board of Directors. The Board of Directors, however, without closing the books of the Corporation, may declare dividends payable only to the holders of record at the close of business on any business day not more than 90 days prior to the date on which the dividend is paid.

     7.2 RESERVES. By resolution of its Board of Directors, the Corporation may apply any part of its capital surplus for (i) the reduction or elimination of a corporate deficit arising from a loss, however incurred, or from dimunition in the value of its assets, but only after earned surplus is exhausted, or (ii) any other proper corporate purpose. An application of capital surplus under this section shall be disclosed to the stockholders of the Corporation in its next annual report to stockholders.

     7.3 DEPOSITORIES. The monies of the Corporation shall be deposited in the name of the Corporation in such bank or banks or trust company or trust companies as the Board of Directors shall designate, and shall be drawn out only by check or other order for payment of money signed by such persons and in such manner as may be determined by resolution of the Board of Directors.


                              ARTICLE VIII. NOTICES

     Except as may otherwise be required by law, any notice to any stockholder or directors may be delivered personally or by mail. If mailed, the notice shall be deemed to have been delivered when deposited in the United States mail, addressed to the addressee at his last known address in the records of the Corporation, with postage thereon prepaid.

                                ARTICLE IX. SEAL

     The corporate seal of the Corporation shall be in such form and bear such inscription as may be adopted by resolution of the Board of Directors, or by usage of the officers on behalf of the Corporation.


                          ARTICLE X. BOOKS AND RECORDS

     The Corporation shall keep correct and complete books and records of account and shall keep minutes and proceedings of its stockholders and Board of Directors; and it shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each. Any books, records and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.



                             ARTICLE XI. AMENDMENTS

     11.1 AMENDMENTS. These Bylaws may be altered, amended or repealed in the manner set forth in the Articles of Incorporation.

     11.2 EMERGENCY BYLAWS. The Board of Directors may adopt emergency Bylaws, subject to repeal or change by action of the stockholders, which shall be operative during any emergency in the conduct of the business of the Corporation resulting from an attack on the United States or any nuclear or atomic disaster.

                                 REVOCABLE PROXY

                         PEOPLES COMMUNITY BANCORP, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PEOPLES COMMUNITY BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 27, 2002 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Peoples Community Bancorp, Inc. (the "Company"), or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on January 18, 2002, at the Annual Meeting of Stockholders to be held at the main office of Peoples Community Bank, located at 6100 West Chester Road, West Chester, Ohio 45069 on Wednesday, February 27, 2002, at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.   The election as directors of all nominees listed
     (except as marked to the contrary below):

   / / FOR           / / WITHHOLD           / / FOR ALL EXCEPT


NOMINEES FOR THREE-YEAR TERMS EXPIRING IN 2005: Donald L. Hawke, Thomas J. Noe and James R. Van DeGrift.

NOMINEE FOR A TWO-YEAR TERM EXPIRING IN 2004: John E. Rathkamp.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_____________________________________________

2.   PROPOSAL to reincorporate the Company in Maryland.

      / / FOR      / / AGAINST      / / ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Grant Thorton LLP as the Company's independent auditors for the year ending September 30, 2002.

      / / FOR      / / AGAINST      / / ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

      / / FOR      / / AGAINST      / / ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES LISTED ABOVE, "FOR" THE PROPOSAL TO REINCORPORATE THE COMPANY IN MARYLAND AND "FOR" THE RATIFICATION OF GRANT THORTON LLP.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO REINCORPORATE THE COMPANY IN MARYLAND FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


Dated:  _____________________, 2002


                                                      __________________________

                                                      __________________________
                                                              Signatures


Please sign this proxy exactly as your names(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.



- --------------------------------------------------------------------------------
        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------